                                                                 Exhibit (j)(1)

                         INDEPENDENT AUDITORS' CONSENT

To the Shareholders and Board of Trustees of The Travelers Series Trust:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Travelers Series Trust in this Prospectus and Statement of Additional Information, of our report dated February 11, 2000, on the statement of assets and liabilities, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods described below. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information.

PORTFOLIO

Zero Coupon Bond Fund Portfolio Series 2000  Statement of Assets and Liabilities  Year ended December 31, 1999
Zero Coupon Bond Fund Portfolio Series 2005  Statement of Operations              Year ended December 31, 1999
U.S. Government Securities Portfolio         Statements of Changes in Net Assets  Two years ended December 31, 1999
Social Awareness Stock Portfolio             Financial Highlights                 Three years ended December 31, 1999
Utilities Portfolio

NWQ Large Cap Portfolio                      Statement of Assets and Liabilities  Year ended December 31, 1999
Jurika & Voyles Core Equity Portfolio        Statement of Operations              Year ended December 31, 1999
                                             Statements of Changes in Net Assets  Year ended December 31, 1999 and for the period from July 20, 1998 to
                                                                                  December 31, 1998
                                             Financial Highlights                 Year ended December 31, 1999 and for
                                                                                  the period from July 20, 1998 to
                                                                                  December 31, 1998

MFS Mid Cap Growth Portfolio                 Statement of Assets and Liabilities  Year ended December 31, 1999
MFS Research Portfolio                       Statement of Operations              Year ended December 31, 1999
                                             Statements of Changes in Net Assets  Year ended December 31, 1999 and for the period from March 23, 1998 to
                                                                                  December 31, 1998
                                             Financial Highlights                 Year ended December 31, 1999 and for
                                                                                  the period from March 23, 1998 to
                                                                                  December 31, 1998

Convertible Bond Portfolio                   Statement of Assets and Liabilities  Year ended December 31, 1999
Strategic Stock Portfolio                    Statement of Operations              Year ended December 31, 1999
Disciplined Small Cap Stock Portfolio        Statements of Changes in Net Assets  Year ended December 31, 1999 and for the period from May 1, 1998 to
                                                                                  December 31, 1998
                                             Financial Highlights                 Year ended December 31, 1999 and for
                                                                                  The period from May 1, 1998 to
                                                                                  December 31, 1998

Disciplined Mid Cap Stock Portfolio          Statement of Assets and Liabilities  Year ended December 31, 1999
                                             Statement of Operations              Year ended December 31, 1999
                                             Statements of Changes in Net Assets  Two years ended December 31, 1999
                                             Financial Highlights                 Two years ended December 31, 1999
                                                                                  and for the period from April 1, 1997
                                                                                  to December 31, 1997

Travelers Quality Bond Portfolio             Statement of Assets and Liabilities  Year ended December 31, 1999
MFS Emerging Growth Portfolio                Statement of Operations              Year ended December 31, 1999
Federated High Yield Portfolio               Statements of Changes in Net Assets  Two years ended December 31, 1999
Federated Stock Portfolio                    Financial Highlights                 Three years ended December 31, 1999
                                                                                  and for the period from August 30,
                                                                                  1996 to December 31, 1996

Lazard International Stock Portfolio         Statement of Assets and Liabilites   Year ended December 31, 1999
                                             Statement of Operations              Year ended December 31, 1999
                                             Statements of Changes in Net Assets  Two years ended December 31, 1999
                                             Financial Highlights                 Three years ended December 31, 1999
                                                                                  and for the period from August 1, 1996 to
                                                                                  December 31, 1996

                                                                       KPMG LLP

New York, New York
April 19, 2000